                                  EXHIBIT 4.50

                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM


                          NORTHERN STATES POWER COMPANY


                                       TO


                          HARRIS TRUST AND SAVINGS BANK
                                     TRUSTEE



                              ---------------------

                               DATED JUNE 1, 2000

                              ---------------------


                         SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937


                                       AND


                            SUPPLEMENTAL AND RESTATED
                                 TRUST INDENTURE
                                DATED MAY 1, 1988

                                                 TABLE OF CONTENTS
                                               ---------------------

                                                                                                               PAGE
                                                                                                               ----

PARTIES...........................................................................................................1

RECITALS..........................................................................................................1

Form of Bonds of Resource Recovery Series R.......................................................................4

Form of Trustee's Certificate.....................................................................................8

FURTHER RECITALS..................................................................................................8

ARTICLE I                SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE
                         ORIGINAL INDENTURE.......................................................................8

Section 1.01             Grant of certain property, including personal property to comply with the Uniform Commercial Code, subject to permitted liens and other exceptions contained in 1937 Indenture.............................................8

ARTICLE II               PROVISIONS OF BONDS OF RESOURCE RECOVERY SERIES R.......................................10

Section 2.01             Terms of Bonds of Resource Recovery Series R............................................10

Section 2.02             Payment of principal and interest of Bonds of Resource
                         Recovery Series R.......................................................................10

Section 2.03             Bonds of Resource Recovery Series R deemed fully paid upon payment of Resource Recovery Bonds......................................................12

Section 2.04             Interchangeability of bonds.............................................................12

Section 2.05             Charges upon exchange or transfer of bonds..............................................12

ARTICLE III              FINANCING STATEMENT TO COMPLY WITH THE UNIFORM
                         COMMERCIAL CODE.........................................................................12

Section 3.01             Names and addresses of debtor and secured party.........................................12

Section 3.02             Property subject to lien................................................................13

Section 3.03             Maturity dates and principal amounts of obligations secured.............................13

Section 3.04             Financing Statement adopted for all First Mortgage Bonds listed in Section 3.03.........................................................................13

                                                                      -i-

Section 3.05             Recording data for the 1937 Indenture and prior Supplemental
                         Trust Indentures........................................................................13

Section 3.06             Financing Statement covers additional series of First Mortgage
                         Bonds...................................................................................15

ARTICLE IV               AMENDMENTS TO INDENTURE.................................................................15

Section 4.01             Consent of holders of Bonds.............................................................15

ARTICLE V                MISCELLANEOUS...........................................................................15

Section 5.01             Recitals of fact, except as stated, are statements of the Company.......................16

Section 5.02             Supplemental Trust Indenture to be construed as a part of the 1937 Indenture, as supplemented............................................................................16

Section 5.03(a)          Trust Indenture Act to control..........................................................16

            (b)          Severability of conditions contained in Supplemental Trust Indenture and Bonds..........16

Section 5.04             Word "Indenture" as used herein includes in its meaning the 1937 Indenture and all indentures supplemental thereto.....................................................16

Section 5.05             References to either party in Supplemental Trust Indenture include successors or assigns.................................................................................16

Section 5.06(a)          Provision for execution in counterparts.................................................17

            (b)          Table of Contents and descriptive headings of Articles not to affect meaning............17

Schedule A               .......................................................................................A-1

                                                                      -ii-

         SUPPLEMENTAL TRUST INDENTURE, MADE AS OF THE 1ST DAY OF JUNE, 2000, BY AND BETWEEN NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the County of Minneapolis, Minnesota (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago, Illinois, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

         WHEREAS, the Company has heretofore executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:


                   DATE OF SUPPLEMENTAL
                      TRUST INDENTURE                     DESIGNATION OF SERIES
                   -------------------                    ---------------------

                  February 1, 1944                 Series due February 1, 1974 (retired)
                  October 1, 1945                  Series due October 1, 1975 (retired)
                  July 1, 1948                     Series due July 1, 1978 (retired)
                  August 1, 1949                   Series due August 1, 1979 (retired)
                  June 1, 1952                     Series due June 1, 1982 (retired)
                  October 1, 1954                  Series due October 1, 1984 (retired)
                  September 1, 1956                Series due 1986 (retired)
                  August 1, 1957                   Series due August 1, 1987 (redeemed)
                  July 1, 1958                     Series due July 1, 1988 (retired)
                  December 1, 1960                 Series due December 1, 1990 (retired)
                  August 1, 1961                   Series due August 1, 1991 (retired)


                   DATE OF SUPPLEMENTAL
                      TRUST INDENTURE                     DESIGNATION OF SERIES
                   -------------------                    ---------------------
                  June 1, 1962                     Series due June 1, 1992 (retired)
                  September 1, 1963                Series due September 1, 1993 (retired)
                  August 1, 1966                   Series due August 1, 1996 (redeemed)
                  June 1, 1967                     Series due June 1, 1995 (redeemed)
                  October 1, 1967                  Series due October 1, 1997 (redeemed)
                  May 1, 1968                      Series due May 1, 1998 (redeemed)
                  October 1, 1969                  Series due October 1, 1999 (redeemed)
                  February 1, 1971                 Series due March 1, 2001 (redeemed)
                  May 1, 1971                      Series due June 1, 2001 (redeemed)
                  February 1, 1972                 Series due March 1, 2002 (redeemed)
                  January 1, 1973                  Series due February 1, 2003 (redeemed)
                  January 1, 1974                  Series due January 1, 2004 (redeemed)
                  September 1, 1974                Pollution Control Series A (redeemed)
                  April 1, 1975                    Pollution Control Series B (redeemed)
                  May 1, 1975                      Series due May 1, 2005 (redeemed)
                  March 1, 1976                    Pollution Control Series C (retired)
                  June 1, 1981                     Pollution Control Series D, E and F (redeemed)
                  December 1, 1981                 Series due December 1, 2011 (redeemed)
                  May 1, 1983                      Series due May 1, 2013 (redeemed)
                  December 1, 1983                 Pollution Control Series G (redeemed)
                  September 1, 1984                Pollution Control Series H (redeemed)
                  December 1, 1984                 Resource Recovery Series I (redeemed)
                  May 1, 1985                      Series due June 1, 2015 (redeemed)
                  September 1, 1985                Pollution Control Series J, K and L
                  July 1, 1989                     Series due July 1, 2019 (redeemed)
                  June 1, 1990                     Series due June 1, 2020 (redeemed)
                  October 1, 1992                  Series due October 1, 1997 (retired)
                  April 1, 1993                    Series due April 1, 2003
                  December 1, 1993                 Series due December 1, 2000, and December 1, 2005
                  February 1, 1994                 Series due February 1, 1999 (retired)
                  October 1, 1994                  Series due October 1, 2001
                  June 1, 1995                     Series due July 1, 2025
                  April 1, 1997                    Pollution Control Series M (redeemed), N, 0 and P
                  March 1, 1998                    Series due March 1, 2003, and March 1, 2028
                  May 1, 1999                      Resource Recovery Series Q; and


         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture"; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated
Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, the County of Anoka, a political subdivision existing under the Constitution and laws of the State of Minnesota (the "County") has issued $19,615,000 principal amount of its Resource Recovery Refunding Revenue Bonds (Northern States Power Company Project), Series 1999 (the "Resource Recovery Bonds") pursuant to the provisions of the Indenture of Trust, dated as of September 1, 1999, as supplemented by Supplemental Indenture No. 1 dated as of June 1, 2000 (as supplemented, the "Resource Recovery Indenture"), between the County and Firstar Bank, N.A., as Trustee (said Trustee or any successor trustee under the Resource Recovery Indenture being hereinafter referred to as the "Resource Recovery Trustee"); and

         WHEREAS, the net proceeds of the Resource Recovery Bonds were loaned by the County to the Company pursuant to the provisions of a Loan Agreement dated as of September 1, 1999 as amended by Amendment No. 1 dated as of June 1, 2000, between the County and the Company (as amended, the "Agreement"), to provide a portion of the funds to finance the refunding of the Company's Resource Recovery Revenue Bonds (Northern States Power Company Project) Series 1985; and

         WHEREAS, payments by the Company under and pursuant to the Agreement have been assigned by the County to the Resource Recovery Trustee in order to secure the payment of the Resource Recovery Bonds; and

         WHEREAS, in order to further secure the payment of the Resource Recovery Bonds, the Company desires to provide for the issuance under the Indenture to the Resource Recovery Trustee of a new series of bonds designated "First Mortgage Bonds, Resource Recovery Series R" (sometimes called "Bonds of Resource Recovery Series R"), in a principal amount equal to the principal amount of the Resource Recovery Bonds, and with corresponding terms and maturity, the Bonds of Resource Recovery Series R to be issued as registered bonds without coupons in denominations of a multiple of $5,000; and

         WHEREAS, the Bonds of Resource Recovery Series R are to be substantially in the form and tenor following, to-wit:

                (Form of Bonds of Resource Recovery Series R)

         This Bond has not been registered under the Securities Act of 1933, as amended, and may not offered or sold in contravention of said Act and is not transferable except to a successor Trustee under the Indenture of Trust dated as of September 1, 1999, as amended from the County of Anoka, Minnesota (the "County"), to Firstar Bank, N.A., as Trustee.



                         NORTHERN STATES POWER COMPANY

             (Incorporated under the laws of the State of Minnesota)

                              First Mortgage Bond

                            Resource Recovery Series R

No. _______________                                          $________________

         Northern States Power Company, a corporation organized and existing under and by virtue of the laws of the State of Minnesota (herein called the "Company"), for value received, hereby promises to pay to Firstar Bank, N.A., St. Paul, Minnesota, as Trustee under the Indenture of Trust dated as of September 1, 1999, as supplemented by First Supplemental Indenture dated as of June 1, 2000 (as supplemented, the "Resource Recovery Indenture") from the County of Anoka, Minnesota, to Firstar Bank, N.A., St. Paul, Minnesota, or any successor trustee under the Resource Recovery Indenture (the "Resource Recovery Trustee") and at the office of Harris Trust and Savings Bank, Chicago, Illinois (the "Trustee") the sum of Nineteen Million Six Hundred Fifteen Thousand Dollars in lawful money of the United States of America on the Demand Redemption Date, as hereinafter defined, and to pay on the Demand Redemption Date to the Resource Recovery Trustee, interest hereon from the Initial Interest Accrual Date, as hereinafter defined, to the Demand Redemption Date at the same rate or rates per annum then and thereafter from time to time borne by the Resource Recovery Refunding Revenue Bonds (Northern States Power Company Project), Series 1999 (the "Resource Recovery Bonds"), in like money, said interest being payable at the office of the Trustee in Chicago, Illinois, subject to the provisions hereinafter set forth in the event of a rescission of a Redemption Demand, as hereinafter defined.

         This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, unlimited in aggregate principal amount, which issue of bonds consists, or may consist of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except in so far as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 47 supplemental trust indentures (the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental

Indenture"), executed by the Company to the Trustee. The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture, is referred to as the "Indenture". Reference is hereby made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture provided.

         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66-2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all Bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

         This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds, Resource Recovery Series R. The bonds of this Series have been issued to the Resource Recovery Trustee under the Resource Recovery Indenture to secure payment of the Resource Recovery Bonds issued by the County under the Resource Recovery Indenture, the proceeds of which have been or are to be loaned to the Company pursuant to the provisions of the Loan Agreement dated as of September 1, 1999, as amended by First Amendment to Loan Agreement dated as of June 1, 2000 (as amended, the "Agreement") between the Company and the County. The maturity of the obligation represented by the bonds of this Series is December 1, 2000 - December 1, 2008. The date of the last maturity of the obligation represented by the bonds of this Series is hereinafter referred to as the Final Maturity Date. The bonds of this Series shall bear interest from the Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates per annum then and thereafter from time to time borne by the Resource Recovery Bonds.

         Except as provided in the next succeeding paragraph, in the event of a default under Section 9.01 of the Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Resource Recovery Indenture and the Resource Recovery Bonds) on the Resource Recovery Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of this Series shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Resource Recovery Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8.02 of the Resource Recovery Indenture, specifying the last date to which interest on the Resource Recovery Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of this Series. The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this Series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date, PROVIDED that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or
(ii) the Final Maturity Date. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereafter called the "Demand Redemption Notice") to the Resource Recovery Trustee not more than 10 nor less than five days prior to the Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Final Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Resource Recovery Trustee, the Trustee or the Company. The bonds of this Series shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Resource Recovery Trustee to the Trustee, at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate per annum set forth in the first paragraph of this Bond, from the Initial Interest Accrual Date to the Demand Redemption Date. If a Redemption Demand is rescinded by the Resource Recovery Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of this Series shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

         In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of this Series shall bear interest at the rate per annum set forth in the first paragraph of this Bond, from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Resource Recovery Trustee, and the principal of and interest on the bonds of this Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

         Upon payment of the principal of and premium, if any, and interest on the Resource Recovery Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Resource Recovery Trustee (other than any Resource Recovery Revenue Bond that was cancelled by the Resource Recovery Trustee and for which one or more other Resource Recovery Bonds were delivered and authenticated pursuant to the Resource Recovery Indenture in lieu of or in exchange or substitution for such cancelled Resource Recovery Revenue Bond), or upon provision for the payment thereof having been made in accordance with the Resource Recovery Indenture, bonds of this Series in a principal amount equal to the principal amount of the Resource Recovery Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered by the Resource Recovery Trustee to the Trustee and shall be cancelled by the Trustee.

         No recourse shall be had for the payment of, or interest, if any, on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

         The bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this instrument to be signed in its name by its President or a Vice President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:                                            NORTHERN STATES POWER COMPANY
       --------------------------------

        Attest:                                   By:
                -----------------------           ------------------------------
                              Secretary                                President
                --------------                            -------------

                           (Form of Trustee's Certificate)

         This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.


                                          HARRIS TRUST AND SAVINGS BANK,
                                                   As Trustee,

                                          By
                                              ---------------------------
                                                   Authorized Officer

and

         WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated May 1, 1999; and

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         NOW, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

                                 ARTICLE I.

               SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                      THE LIEN OF THE ORIGINAL INDENTURE

         1.01. The Company, in order to better secure the payment of both the principal and interest of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof.

         Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services, and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

         Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

         All the estate, right, title, interest, and claim, whatsoever, at law as well as in equity which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed

Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

         To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                ARTICLE II.

             PROVISIONS OF BONDS OF RESOURCE RECOVERY SERIES R

         2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Resource Recovery Series R, each of which shall bear the descriptive title "First Mortgage Bonds, Resource Recovery Series R" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Resource Recovery Series R shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Resource Recovery Series R shall be issued as registered bonds without coupons in denominations of a multiple of $5,000 and shall be registered in the name of the Resource Recovery Trustee. The Bonds of Resource Recovery Series R shall be dated as of the date of their authentication.

         The Bonds of Resource Recovery Series R shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturities of the obligations represented by the Bonds of Resource Recovery Series R are December 1, 2000 - December 1, 2008. The date of the last maturity of the obligation represented by the Bonds of Resource Recovery Series R is hereinafter referred to as the Final Maturity Date. The Bonds of Resource Recovery Series R shall bear interest from the Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the Resource Recovery Bonds.

         2.02. Except as provided in the next succeeding paragraph of this
Section 2.02, in the event of a default under Section 9.01 of the Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Resource Recovery Indenture and the Resource Recovery Bonds) on the Resource Recovery Bonds, whether at maturity, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Resource Recovery Series R shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Resource Recovery

Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 8.02 of the Resource Recovery Indenture, specifying the last date to which interest on the Resource Recovery Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the Bonds of Resource Recovery Series R. The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Resource Recovery Series R so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date; provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th (day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Resource Recovery Trustee not more than 10 nor less than five days prior to the Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Final Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Resource Recovery Trustee, the Trustee or the Company. The Bonds of Resource Recovery Series R shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Resource Recovery Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.01 hereof, from the Initial Interest Accrual Date to the Demand Redemption Date. If a Redemption Demand is rescinded by the Resource Recovery Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Resource Recovery Series R shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Resource Recovery Series R; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

         In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Resource Recovery Series R shall bear interest at the rate per annum set forth in Section 2.01 hereof, from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Resource Recovery Trustee, and the principal of and interest on the Bonds of Resource Recovery Series R from the Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

         Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand or a rescission thereof or a written notice required by this Section 2.02, and such Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the Resource Recovery Trustee by one of its Vice Presidents.

         2.03. Upon payment of the principal of and premium, if any, and interest on the Resource Recovery Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Resource Recovery Trustee (other than any Resource Recovery Bond that was cancelled by the Resource Recovery Trustee and for which one or more other Resource Recovery Bonds were delivered and authenticated pursuant to the Resource Recovery Indenture), or upon provision for the payment thereof having been made in accordance with the Resource Recovery Indenture, Bonds of Resource Recovery Series R in a principal amount equal to the principal amount of the Resource Recovery Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Resource Recovery Series R shall be surrendered by the Resource Recovery Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

         2.04. The Resource Recovery Trustee, at its option may surrender the same at the office of the Trustee, in Chicago, Illinois, or elsewhere, if authorized by the Company, for cancellation, in exchange for other bonds of the same series of the same aggregate principal amount. Thereupon, and upon receipt of any payment required under the provisions of Section 2.05 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered holder at its office or at any other place specified as aforesaid.

         2.05. No charge shall be made by the Company for any exchange or transfer of Bonds of Resource Recovery Series R, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                                ARTICLE III.

        FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE


         3.01. The name and address of the debtor and secured party are set forth below:


         Debtor:                    Northern States Power Company
                                    414 Nicollet Mall
                                    Minneapolis, Minnesota 55401

         Secured Party:             Harris Trust and Savings Bank, Trustee
                                    c/o Bank of New York
                                    2 North LaSalle Street, Suite 1020
                                    Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         3.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

         3.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:


FIRST MORTGAGE BONDS                                 PRINCIPAL AMOUNT
--------------------                                 ----------------
Series due October 1, 2001.......................    $150,000,000
Series due December 1, 2000......................    $100,000,000
Series due April 1, 2003.........................    $80,000,000
Series due December 1, 2005......................    $70,000,000
Pollution Control Series J.......................    $5,450,000
Pollution Control Series K.......................    $3,400,000
Pollution Control Series L.......................    $4,850,000
Series due July 1, 2025..........................    $250,000,000
Pollution Control Series N.......................    $27,900,000
Pollution Control Series O.......................    $50,000,000
Pollution Control Series P.......................    $50,000,000
Resource Recovery Series Q.......................    $15,170,000
Resource Recovery Series R.......................    $19,615,000
Series due Mach 1, 2003..........................    $100,000,000
Series due March 1, 2028.........................    $150,000,000

         3.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture.

         3.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:


Original Indenture
     Dated February 1, 1937

Supplemental Indenture
     Dated June 1, 1942

Supplemental Indenture
     Dated February 1, 1944

Supplemental Indenture
     Dated October 1, 1945

Supplemental Indenture
     Dated July 1, 1948

Supplemental Indenture
     Dated August 1, 1949

Supplemental Indenture
     Dated June 1, 1952

Supplemental Indenture
     Dated October 1, 1954

Supplemental Indenture
     Dated September 1, 1956

Supplemental Indenture
     Dated August 1, 1957

Supplemental Indenture
     Dated July 1, 1958

Supplemental Indenture
     Dated December 1, 1960

Supplemental Indenture
     Dated August 1, 1961

Supplemental Indenture
     Dated June 1, 1962

Supplemental Indenture
     Dated September 1, 1963

Supplemental Indenture
     Dated August 1, 1966

Supplemental Indenture
     Dated June 1, 1967

Supplemental Indenture
     Dated October 1, 1967

Supplemental Indenture
     Dated May 1, 1968

Supplemental Indenture
     Dated October 1, 1969

Supplemental Indenture
     Dated February 1, 1971

Supplemental Indenture
     Dated May 1, 1971

Supplemental Indenture
     Dated February 1, 1972

Supplemental Indenture
     Dated January 1, 1973

Supplemental Indenture
     Dated January 1, 1974

Supplemental Indenture
     Dated September 1, 1974

Supplemental Indenture
     Dated April 1, 1975

Supplemental Indenture
     Dated May 1, 1975

Supplemental Indenture
     Dated March 1, 1976

Supplemental Indenture
     Dated June 1, 1981

Supplemental Indenture
     Dated December 1, 1981

Supplemental Indenture
     Dated May 1, 1983

Supplemental Indenture
     Dated December 1, 1983

Supplemental Indenture
     Dated September 1, 1984

Supplemental Indenture
     Dated December 1, 1984

Supplemental Indenture
     Dated May 1, 1985

Supplemental Indenture
     Dated September 1, 1985

Supplemental Indenture
     Dated May 1, 1988

Supplemental Indenture
     Dated July 1, 1989

Supplemental Indenture
     Dated June 1, 1990

Supplemental Indenture
     Dated October 1, 1992

Supplemental Indenture
     Dated April 1, 1993

Supplemental Indenture
     Dated December 1, 1993

Supplemental Indenture
     Dated February 1, 1994

Supplemental Indenture
     Dated October 1, 1994

Supplemental Indenture
     Dated June 1, 1995

Supplemental Indenture
     Dated April 1, 1997

Supplemental Indenture
     Dated March 1, 1998

Supplemental Indenture
     Dated May 1, 1999


         3.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                 ARTICLE IV.

                           AMENDMENTS TO INDENTURE

         4.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Trust Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including Bonds of Resource Recovery Series R), originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                 ARTICLE V.

                                MISCELLANEOUS

         5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate) and the Trustee shall incur no responsibility in respect of such matters.

         5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June

1, 1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967,
May 1, 1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1,
1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May
1, 1975, March 1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December
1, 1983, September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985,
the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994,
June 1, 1995, April 1, 1997, March 1, 1998 and May 1, 1999.

         5.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

                  (a) In case any one or more of the provisions contained in this Supplemental Indenture or in the bonds issued hereunder shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

         5.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without either prefix, "1937", "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         5.06. (a) This Supplemental Trust Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

               (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         The amount of obligations to be issued forthwith under the Indenture is $19,615,000.

                              -----------------

                    (This page intentionally left blank.)

         IN WITNESS WHEREOF, on this 28 day of June, A.D. 2000, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture dated June 1, 2000, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated June 1, 2000, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                             NORTHERN STATES POWER COMPANY


                                             By: PAUL E. PENDER, Vice President


Attest:                                                       (CORPORATE SEAL)

JOHN P. MOORE, JR, Secretary

Executed by Northern States
Power Company in the presence of:

MICHELE PLETCHER, WITNESS

DEAN SCHAFER, WITNESS

                                              HARRIS TRUST AND SAVINGS BANK,
                                                                  as Trustee

                                              BY: J. BARTOLINI, VICE PRESIDENT

Attest:                                                        (CORPORATE SEAL)
C. POTTER, ASSISTANT SECRETARY

Executed by Harris Trust and Savings
Bank in the presence of:

/S/ _________________, WITNESS

/S/_________________, WITNESS

STATE OF MINNESOTA     )
                       ) ss.:
COUNTY OF HENNEPIN     )

         On this 28 day of June A.D. 2000, before me, JOYCE GASCA, a Notary Public in and for said County in the State aforesaid, personally appeared PAUL
E. PENDER and John P. Moore, Jr., to me personally known, and to me known to be the Vice President and Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said PAUL E. PENDER is a Vice President, and he, said JOHN P. MOORE, JR. is the Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said PAUL E. PENDER and JOHN P. MOORE, JR. each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 28 day of June, A.D. 2000.

JOYCE GASCA
NOTARY PUBLIC IN HENNEPIN COUNTY, MINNESOTA.
MY COMMISSION EXPIRES January 31, 2005
(NOTARY SEAL)

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

         PAUL E. PENDER and JOHN P. MOORE, JR., being severally duly sworn, each deposes and says that he, the said PAUL E. PENDER is Vice President, and he, the said JOHN P. MOORE, JR. is Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

PAUL E. PENDER
JOHN P. MOORE, JR.

         Subscribed and sworn to before me this 28 day of June, A.D. 2000.

JOYCE GASCA
NOTARY PUBLIC, HENNEPIN COUNTY, MINN.

MY COMMISSION EXPIRES JANUARY 31, 2005
(NOTARY SEAL)

STATE OF ILLINOIS        )
                         )ss.:
COUNTY OF COOK           )

         On this 28 day of June, A.D. 2000, before me, LINDA ELLEN GARCIA, a Notary Public in and for said County in the State aforesaid, personally appeared
J. BARTOLINI and C. POTTER to me personally known, and to me known to be the Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. BARTOLINI is a Vice President, and she, the said C. POTTER, is the Assistant Secretary, of said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its board of directors; and said J. BARTOLINI and C. POTTER each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 28 day of June, A.D. 2000.

                             LINDA ELLEN GARCIA
                             NOTARY PUBLIC, COOK COUNTRY, ILLINOIS.
                             MY COMMISSION EXPIRES SEPTEMBER 23, 2002.
(NOTARY SEAL)


STATE OF ILLINOIS        )
                         )ss.:
COUNTY OF COOK           )

         J. BARTOLINI and C. POTTER, being severally duly sworn, each for himself deposes and says that she, the said J. BARTOLINI, is Vice President, and he, the said C. POTTER, is Assistant Secretary, of Harris Trust and Savings Bank, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.
J. BARTOLINI C. POTTER

         Subscribed and sworn to before me this 28 day of June, A.D. 2000.

                           LINDA ELLEN GARCIA
                           NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                           MY COMMISSION EXPIRES SEPTEMBER 23, 2002

              (NOTARY SEAL)

                                    SCHEDULE A

         The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to Harris Trust and Savings Bank, Trustee, made as of June 1, 2000, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope of intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                        I. PROPERTY IN THE STATE OF MINNESOTA

         The following described real property, situate, lying and being in the County of Lyon, to-wit:

         1. The South Six Hundred Seventy (670) feet of the North One Thousand One Hundred Ten (1,110) feet of the East Three Hundred Forty (340) feet of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section Fifteen (15) Township One Hundred Nine (109) North, Range Forty Two (42) West.

         The following described real property, situate, lying and being in the County of Steele, to-wit:

         2.     Commencing at a point 33 feet South of the Northwest corner of
                Section 5, thence East 75 feet, thence South 150 feet, thence West 150 feet, thence North 150 feet, thence East 75 feet to the Place of Beginning, all in Sections 5 and 6, Township 107 North, Range 20 West of the 5th P.M.

                       II. TRANSMISSION LINES OF THE COMPANY

         The electric transmission lines of the Company, including towers, poles, pole lines, wire, switch racks, switchboards, insulators, and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction, maintenance of operation thereof, through, over, under, or upon any private property of public streets or highways within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to-wit:

                                    IN THE STATE OF MINNESOTA

Line 5521           2.30 Miles      Riverside-West River Road
                                    Hennepin Co, MN Sec's 3, 10, 15 T29N R21W
Line 0881           0.10 Miles      Chemolite-L. S. Power
                                    Washington Co, MN Sec 27 T27N R21W
Line 5524           6.55 Miles      West Hastings-Rosemount
                                    Dakota Co, MN  Sec's  25, 26, 27, 28, 29,
                                    30 T115N R18W Dakota Co, MN Sec 30 T115N
                                    R17W

Line 5523           7.67 Miles      Chemolite-West Hastings
                                    Dakota Co, MN Sec's 21, 28, 29, 30
                                    T115N R17W Washington Co, MN Sec's 27,
                                    35, 36 T27N R21W Washington Co, MN Sec
                                    1 T26N R21W
Line 5404           3.03 Miles      Hastings-West Hastings
                                    Dakota Co, MN Sec's 27, 28, 29, 30
                                    T115N R17W
Line 5525           2.07 Miles      Rogers Lake-Lone Oak
                                    Dakota Co, MN Sec 26, 35 T28N R23W
                                    Dakota Co, MN Sec 2, 11 T27N R23W
Line 5519           36.6 Miles      Chisago-Wyoming-Hugo-Goose Lake
                                    Chisago Co, MN Sec's 1, 12, 13, 24,
                                    25, 35, 36 T34N R21W Chisago Co, MN
                                    Sec's 2, 11, 15, 16, 21, 28, 29, 32
                                    T35N R21W Washington Co, MN Sec's 5, 7,
                                    17, 20, 29, 32 T32N R21W Washington Co, MN
                                    Sec's 5, 8, 17, 19  T31N  R21W Ramsey Co, MN
                                    Sec's 1, 11,12, 14, 22, 23  T30N  R22W
Line 5522           6.75 Miles      Elm Creek-Champlin
                                    Hennepin Co, MN Sec 4 T119N R22W
                                    Hennepin Co, MN Sec's 33, 28, 21, 22,
                                    23, 24
Line 5526           5.72 Miles      Rogers Lake-Lone Oak Dakota Co, MN
                                    Sec's 26, 35, 36 T28N  R23W Dakota Co, MN
                                    Sec's 6, 7  T27N R22W Dakota Co, MN Sec's 1,
                                    11, 12 T27N R23W
Line 5528           1.76 Miles      Koch-Rosemount Dakota Co, MN Sec 13 T115N
                                    R19W Dakota Co, MN  Sec's  18, 19 T115N
                                    R18W
Line 5505           11.71 Miles     Riverside-Coon Creek  Anoka Co, MN Sec's 27,
                                    34 T30N  R24W Anoka Co, MN Sec 35 T31N R24W
                                    Hennepin Co, MN Sec 3 T29N R24W
                                    Hennepin Co, MN Sec's 1, 2 T118N R21
                                    Hennepin Co, MN Sec's 11, 14, 23, 27,
                                    34, 35 T119N R21W

                                    IN THE STATE OF SOUTH DAKOTA

Line 5527           16.36 Miles     Split Rock-Cherry Creek
                                    Minnehaha Co, South Dakota Sec's 30,
                                    31 T102N R48W Minnehaha Co, South
                                    Dakota Sec's 25, 26, 35, 34, 33, 32,
                                    29, 30 T102N R49W Minnehaha Co, South
                                    Dakota Sec's 25, 26, 35 T102N R50W
                                    Minnehaha Co, South Dakota Sec's 2,
                                    11, 14, 22 T101N R50W

                                    ----------------

                               MORTGAGOR'S RECEIPT FOR COPY





         The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank, Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.



                                           NORTHERN STATES POWER COMPANY

                                           BY:  PAUL E. PENDER, VICE PRESIDENT


Attest:



CATHERINE J. CLEVELAND, ASSISTANT SECRETARY          ___________________



         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.